UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108125 (Commission File Number)	13-3439681 (IRS Employer Identification No.)
388 Greenwich Street, New York, New York (Address of principal executive offices)	10013 (Zip Code)

Registrant's telephone number, including area code 212-816-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, which was made on December 17, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 17, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF CITIGROUP COMMERCIAL MORTGAGE SERCURITIES INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 22, 2004
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Administrator:
Jennifer Wilt 312.904.8959
jennifer.wilt@abnamro.com
Analyst:
Matthew Ceiley 714.259.6270
Matthew.Ceiley@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-5
Page 6-8

Page 11-12

Page 17-22
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
CCMT04C1
CCMT04C1_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Jun-04
16-Jul-04
17-Apr-40
Parties to The Transaction
Depositor: Citigroup Commercial Mortgage Securities Inc.
Underwriter: CDC Securities Inc./Citigroup Global Markets Inc/Deutsche Bank Securities Inc.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.340895%
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
REMIC II
Statement Date:
ABN AMRO Acct: 721885.1
941.018774104
12.890729591
0.000000000
928.128044513
2.584194434
Fixed
0.00
0.00
0.000000000
3.29540000%
0.000000000
173067AA7
A-1
69,957,000.00
65,830,850.38
901,796.77
0.00
64,929,053.61
180,782.49
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904083334
Fixed
0.00
0.00
0.000000000
4.68490000%
0.000000000
173067AB5
A-2
161,062,000.00
161,062,000.00
0.00
0.00
161,062,000.00
628,799.47
1000.000000000
0.000000000
0.000000000
1000.000000000
4.376166647
5.251400000%
0.00
0.00
0.000000000
5.25140000%
0.000000000
173067AC3
A-3
217,418,000.00
217,418,000.00
0.00
0.00
217,418,000.00
951,457.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874111
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AD1
A-4
553,662,000.00
553,662,000.00
0.00
0.00
553,662,000.00
2,441,579.72
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874029
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AE9
B
31,039,000.00
31,039,000.00
0.00
0.00
31,039,000.00
136,878.08
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874455
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AF6
C
13,302,000.00
13,302,000.00
0.00
0.00
13,302,000.00
58,660.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874084
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AG4
D
26,605,000.00
26,605,000.00
0.00
0.00
26,605,000.00
117,324.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874455
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AH2
E
13,302,000.00
13,302,000.00
0.00
0.00
13,302,000.00
58,660.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874154
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AL3/U17377AK5/173067AZ2
F
14,780,000.00
14,780,000.00
0.00
0.00
14,780,000.00
65,177.94
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409873985
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AM1/U17377AL3/173067BA6
G
11,824,000.00
11,824,000.00
0.00
0.00
11,824,000.00
52,142.35
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409874050
5.291675766%
0.00
0.00
0.000000000
5.29184893%
0.000000000
173067AN9/U17377AM1/173067BB4
H
19,214,000.00
19,214,000.00
0.00
0.00
19,214,000.00
84,731.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000846
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AP4/U17377AN9/173067BC2
J
5,913,000.00
5,913,000.00
0.00
0.00
5,913,000.00
25,869.38
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AQ2/U17377AP4/173067BD0
K
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AR0/U17377AQ2/173067BE8
L
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AS8/U17377AR0/173067BF5
M
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AT6/U17377AS8/173067BG3
N
2,956,000.00
2,956,000.00
0.00
0.00
2,956,000.00
12,932.50
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.340895%
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
REMIC II
Statement Date:
ABN AMRO Acct: 721885.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AU3/U17377AT6/173067BH1
P
4,434,000.00
4,434,000.00
0.00
0.00
4,434,000.00
19,398.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000163
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AV1/U17377AU3/173067BJ7
Q
19,214,797.00
19,214,797.00
0.00
0.00
19,214,797.00
84,064.74
909.103046944
19.074511756
0.000000000
890.028535188
3.208074495
4.098000000%
0.00
0.00
0.000000000
4.23460000%
0.000000000
173067AW9/U17377AV1/173067BK4
PM
3,322,214.00
3,020,234.87
63,369.61
0.00
2,956,865.26
10,657.91
996.510416081
0.000000000
0.000000000
995.747744875
0.169202410
0.00
0.00
0.000000000
0.20375391%
0.000000000
N
173067AJ8/U137377AJ8/173067AX7
X
1,182,418,797.00
1,178,292,647.38
0.00
0.00
1,177,390,850.61
200,068.11
0.000000000
0.000000000
0.000000000
0.000000000
0.000000008
N/A
0.00
0.01
0.000000008
0.00000000%
0.000000000
9ABSR110
R-I Residual
0.00
0.00
0.00
0.00
0.00
0.01
Total P&I Payment
0.00
0.01
1,185,741,011.00
1,181,312,882.25
6,171,946.55
Total
1,180,347,715.87
965,166.38
0.00
5,206,780.17
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.340895%
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
Grantor Trust
Statement Date:
ABN AMRO Acct: 721885.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR1120
Y-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR1138
Y-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR1146
Y-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.340895%
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
Loan REMIC
Statement Date:
ABN AMRO Acct: 721885.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
4.098000000%
0.00
0.00
0.000000000
4.23460000%
0.000000000
PM-1 Reg Int.
62,322,215.00
62,020,235.89
63,369.60
0.00
61,956,866.29
218,859.08
909.103046944
19.074511756
0.000000000
890.028535188
3.208074495
4.098000000%
0.00
0.00
0.000000000
4.23460000%
0.000000000
PM-2 Reg Int.
3,322,214.00
3,020,234.87
63,369.61
0.00
2,956,865.26
10,657.91
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
N/A
0.00
0.00
0.000000000
0.00000000%
0.000000000
9ABSR111
PM-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
65,644,429.00
65,040,470.76
356,256.20
Total
64,913,731.55
126,739.21
0.00
229,516.99
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,207,945.88
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,257,062.23
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
5,208,650.56
)
(1,870.41
0.00
0.00
0.00
)
(1,870.41
955,778.93
9,387.45
965,166.38
0.00
0.00
0.00
0.00
0.00
0.00
965,166.38
6,173,816.94
6,171,946.53
1,181,312,883.58
116
965,166.38
0.00
0
0.00
0.00
0
0.00
0
1,180,347,717.20
116
5,126.56
71,188.95
9,387.45
49,116.35
9,387.45
49,116.35
48,411.67
0.00
0.00
661.37
49,073.04
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(48,411.67
5,206,780.15
Interest Not Advanced (
Current Period
)
0.00
49,116.35
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(71,188.95
)
(5,126.56
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Statement Date:
Cash Reconciliation Summary REMIC II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,976,157.90
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,025,274.25
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,979,030.60
)
(1,767.43
0.00
0.00
0.00
)
(1,767.43
829,039.72
9,387.45
838,427.17
0.00
0.00
0.00
0.00
0.00
0.00
838,427.17
5,817,457.77
5,815,690.34
1,116,272,412.79
114
838,427.17
0.00
0
0.00
0.00
0
0.00
0
1,115,433,985.62
114
5,126.56
71,188.95
9,387.45
49,116.35
9,387.45
49,116.35
46,243.65
0.00
0.00
661.37
46,905.03
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(46,243.65
4,977,263.17
Interest Not Advanced (
Current Period
)
0.00
49,116.35
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(71,188.95
)
(5,126.56
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Statement Date:
Cash Reconciliation Summary Pecanland Mall Loan
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
231,787.98
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
231,787.98
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
229,619.96
)
(102.98
0.00
0.00
0.00
)
(102.98
126,739.21
0.00
126,739.21
0.00
0.00
0.00
0.00
0.00
0.00
126,739.21
356,359.17
356,256.19
65,040,470.79
2
126,739.21
0.00
0
0.00
0.00
0
0.00
0
64,913,731.58
2
0.00
0.00
0.00
0.00
0.00
0.00
2,168.02
0.00
0.00
0.00
2,168.02
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,168.02
229,516.98
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
Residual
30
0.00
0.00
0.01
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
180,782.49
180,782.49
180,782.49
0.00
15.25%
15.32%
30/360
3.295400000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
628,799.47
628,799.47
628,799.47
0.00
15.25%
15.32%
30/360
4.684900000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
951,457.40
951,457.40
951,457.40
0.00
15.25%
15.32%
30/360
5.251400000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,441,579.72
2,441,579.72
2,441,579.72
0.00
15.25%
15.32%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
136,878.08
136,878.08
136,878.08
0.00
12.63%
12.68%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
58,660.15
58,660.15
58,660.15
0.00
11.50%
11.55%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
117,324.70
117,324.70
117,324.70
0.00
9.25%
9.29%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
58,660.15
58,660.15
58,660.15
0.00
8.13%
8.16%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
65,177.94
65,177.94
65,177.94
0.00
6.88%
6.90%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
52,142.35
52,142.35
52,142.35
0.00
5.88%
5.90%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
84,731.32
84,731.32
84,731.32
0.00
4.25%
4.27%
30/360
5.291848927%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
25,869.38
25,869.38
25,869.38
0.00
3.75%
3.77%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
25,865.00
25,865.00
25,865.00
0.00
3.25%
3.26%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
25,865.00
25,865.00
25,865.00
0.00
2.75%
2.76%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
25,865.00
25,865.00
25,865.00
0.00
2.25%
2.26%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
12,932.50
12,932.50
12,932.50
0.00
2.00%
2.01%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
19,398.75
19,398.75
19,398.75
0.00
1.63%
1.63%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
84,064.74
84,064.74
84,064.74
0.00
0.00%
0.00%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PM
30
10,657.91
10,657.91
10,657.91
0.00
NA
NA
Act/360
4.234600000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
200,068.11
200,068.11
200,068.11
0.00
NA
NA
30/360
0.203753908%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-I
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-II
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-III
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,206,780.16
5,206,780.16
5,206,780.17
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Residual
9ABSR1096
NR
NR
NR
A-1
173067AA7
NR
Aaa
AAA
A-2
173067AB5
NR
Aaa
AAA
A-3
173067AC3
NR
Aaa
AAA
A-4
173067AD1
NR
Aaa
AAA
B
173067AE9
NR
Aa2
AA
C
173067AF6
NR
Aa3
AA-
D
173067AG4
NR
A2
A
E
173067AH2
NR
A3
A-
F
173067AL3
NR
Baa1
BBB+
G
173067AM1
NR
Baa2
BBB
H
173067AN9
NR
Baa3
BBB-
J
173067AP4
NR
Ba1
BB+
K
173067AQ2
NR
Ba2
BB
L
173067AR0
NR
Ba3
BB-
M
173067AS8
NR
B1
B+
N
173067AT6
NR
B2
B
P
173067AU3
NR
B3
B-
Q
173067AV1
NR
NR
NR
PM
173067AW9
NR
Ba1
BB
X
173067AJ8
NR
Aaa
AAA
Y-I
9ABSR1120
NR
NR
NR

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Y-II
9ABSR1138
NR
NR
NR
Y-III
9ABSR1146
NR
NR
NR

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721885.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721885.1
Series 2004-C1
17-Dec-04
116
100.87%
1,180,347,717
99.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
340
5.34%
5.29%
0
0
0
0
18-Nov-04
116
100.87%
1,181,312,884
99.63%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
341
5.51%
5.46%
0
0
0
0
18-Oct-04
116
100.87%
1,182,161,923
99.70%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
342
5.34%
5.29%
0
0
0
0
17-Sep-04
116
100.87%
1,183,118,845
99.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
343
5.51%
5.46%
0
0
0
0
17-Aug-04
116
100.87%
1,183,959,418
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
344
5.51%
5.46%
0
0
0
0
16-Jul-04
116
100.87%
1,184,784,180
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
345
5.34%
5.29%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Nov-04
13,712.06
13,712.06
0.00
B
61
11-Nov-04
31,200.08
31,200.08
0.00
B
89
11-Nov-04
13,591.67
13,591.67
0.00
B
107
58,503.80
58,503.80
Total
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MH
5.53000%
1-Mar-14
CCMT04CA
Mobile home park
0.00
37,602,952
216,202

MH
5.53000%
1-Mar-14
CCMT04CA
Mobile home park
0.00
33,938,963
195,136

MH
5.05000%
1-Mar-09
CCMT04CA
Mobile home park
0.00
24,484,068
133,545

IL
4.63000%
11-May-14
CCMT04CA
Retail
0.00
93,000,000
358,825

NY
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
11,840,000
43,236

NJ
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
8,760,000
31,989

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
6,960,000
25,416

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
6,760,000
24,685

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
5,920,000
21,618

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
5,196,000
18,974

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
4,512,000
16,476

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
4,053,000
14,800

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,886,000
14,190

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,369,000
12,302

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,280,000
11,977

IL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,240,000
11,831

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,056,000
11,159

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
2,552,000
9,319

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
1,616,000
5,901

LA
4.27650%
1-Mar-10
CCMT04CB
Retail
0.00
61,956,866
284,394

IL
5.00000%
11-Apr-14
CCMT04CA
Office
0.00
57,000,000
237,500

NH
6.12000%
11-Jun-14
CCMT04CA
Retail
0.00
35,290,118
215,587

OH
5.38000%
11-May-14
CCMT04CA
Retail
0.00
26,960,000
120,871

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.38000%
11-May-14
CCMT04CA
Retail
0.00
7,740,000
34,701

FL
5.37000%
11-May-14
CCMT04CA
Mixed use
0.00
32,670,000
146,198

NJ
5.55000%
1-Nov-13
CCMT04CA
Office
0.00
28,230,568
153,985

5.69000%
1-Jan-14
CCMT04CA
Other
0.00
26,700,515
156,537

OR
5.82000%
1-Jan-14
CCMT04CA
Retail
0.00
2,562,055
15,230

OR
5.82000%
1-Jan-14
CCMT04CA
Retail
0.00
2,433,457
14,465

WA
6.12000%
1-Jan-15
CCMT04CA
Retail
0.00
11,383,702
69,838

OR
6.12000%
1-Jan-15
CCMT04CA
Retail
0.00
8,216,064
50,405

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
4,292,899
24,102

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
4,019,535
22,567

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,950,454
22,179

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,454,057
19,392

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,367,212
18,905

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
2,279,677
12,799

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
1,877,033
10,538

FL
5.56300%
11-May-11
CCMT04CA
Lodging
0.00
22,861,505
142,725

TX
5.97500%
1-Feb-14
CCMT04CA
Office
0.00
21,789,703
131,548

TX
5.92000%
11-Apr-14
CCMT04CA
Lodging
0.00
20,764,280
134,278

MA
5.60000%
11-Apr-14
CCMT04CA
Office
0.00
19,044,395
110,223

DC
5.05000%
1-Nov-10
CCMT04CA
Office
0.00
13,629,000
57,355

DC
5.05000%
1-Nov-10
CCMT04CA
Office
0.00
5,171,000
21,761

TX
5.91000%
9-Oct-13
CCMT04CA
Retail
0.00
18,620,478
121,374

CA
5.34646%
1-May-14
CCMT04CA
Office
0.00
11,911,317
66,983

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.35384%
1-May-14
CCMT04CA
Office
0.00
5,558,680
31,285

FL
4.92000%
11-Jun-14
CCMT04CA
Multifamily
0.00
17,500,000
71,750

IL
5.07000%
11-Apr-14
CCMT04CA
Retail
0.00
17,341,438
94,694

CA
5.99000%
1-Feb-14
CCMT04CA
Retail
0.00
15,599,926
94,328

GA
5.65000%
11-Apr-14
CCMT04CA
Office
0.00
15,000,000
70,625

NY
5.29000%
11-May-16
CCMT04CA
Retail
0.00
14,689,291
82,093

FL
5.21000%
1-Mar-09
CCMT04CA
Office
0.00
14,480,968
80,398

FL
5.67000%
1-Nov-13
CCMT04CA
Office
0.00
13,972,902
81,916

CT
5.45000%
1-Mar-14
CCMT04CA
Self storage
0.00
12,878,356
73,405

CA
6.46000%
1-Dec-13
CCMT04CA
Mixed use
0.00
12,867,957
81,827

TX
6.18600%
1-May-14
CCMT04CA
Industrial
0.00
12,125,204
74,610

NY
5.51000%
11-Mar-14
CCMT04CA
Office
0.00
11,889,156
68,210

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,456,486
15,693

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,234,068
14,272

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,174,756
13,894
B

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
2,081,094
13,331

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
1,438,562
9,215

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
774,383
4,961

NY
6.09500%
1-Jun-15
CCMT04CA
Retail
0.00
10,940,308
66,624

CA
5.34000%
11-May-14
CCMT04CA
Mobile home park
0.00
10,480,000
46,636

CA
5.76500%
9-Nov-13
CCMT04CA
Retail
0.00
9,783,891
58,453

WA
5.31000%
1-Mar-13
CCMT04CA
Retail
0.00
9,810,000
43,409

FL
5.44000%
11-Feb-14
CCMT04CA
Multifamily
0.00
9,700,000
43,973

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.72000%
11-May-14
CCMT04CA
Lodging
0.00
9,008,527
57,084

CA
5.55000%
1-Feb-14
CCMT04CA
Retail
0.00
8,905,956
51,384

CA
5.40000%
1-Mar-14
CCMT04CA
Retail
0.00
8,000,000
36,000

TX
5.28000%
1-Jun-13
CCMT04CA
Retail
0.00
7,497,318
42,386

IL
5.68000%
1-Mar-13
CCMT04CA
Retail
0.00
7,500,000
35,500

CO
5.88000%
1-Feb-14
CCMT04CA
Retail
0.00
7,426,850
44,389

CA
5.83000%
1-Jan-14
CCMT04CA
Mixed use
0.00
7,171,942
42,678

NC
5.25000%
1-Feb-09
CCMT04CA
Multifamily
0.00
7,100,000
31,063

ME
5.91000%
11-Jun-14
CCMT04CA
Retail
0.00
6,960,422
41,564

TX
5.44000%
1-Sep-13
CCMT04CA
Multifamily
0.00
6,800,000
30,827

PA
5.00000%
1-Jun-14
CCMT04CA
Multifamily
0.00
6,603,981
44,217

NJ
5.97000%
1-Nov-13
CCMT04CA
Office
0.00
6,419,437
38,846

CT
5.62000%
1-Nov-13
CCMT04CA
Mixed use
0.00
4,360,980
25,430

CT
5.73000%
1-Oct-13
CCMT04CA
Office
0.00
2,050,894
12,112

OR
6.00000%
1-Feb-14
CCMT04CA
Mixed use
0.00
5,794,377
35,074

NV
5.64000%
1-Feb-14
CCMT04CA
Retail
0.00
5,790,001
33,731

OH
5.95000%
11-Jun-14
CCMT04CA
Retail
0.00
5,628,280
33,753

IL
5.82000%
1-Nov-13
CCMT04CA
Retail
0.00
5,577,683
33,224

FL
5.52000%
1-Feb-09
CCMT04CA
Office
0.00
5,541,120
31,866

FL
5.63000%
11-May-14
CCMT04CA
Multifamily
0.00
5,441,925
31,563
B

LA
6.08000%
1-Mar-12
CCMT04CA
Retail
0.00
2,717,223
18,178

MS
6.08000%
1-Mar-12
CCMT04CA
Retail
0.00
2,571,658
17,204

MD
6.20000%
1-Dec-13
CCMT04CA
Retail
0.00
5,262,706
32,583

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.41000%
11-Apr-13
CCMT04CA
Multifamily
0.00
5,151,159
29,204

TX
4.30000%
11-Apr-09
CCMT04CA
Multifamily
0.00
5,100,000
18,275

NJ
6.02000%
1-Oct-13
CCMT04CA
Office
0.00
4,934,290
30,042

MA
6.10000%
1-Mar-19
CCMT04CA
Retail
0.00
4,847,702
42,463

IL
6.10000%
1-Oct-13
CCMT04CA
Office
0.00
4,816,983
29,573

CA
5.15000%
11-Mar-13
CCMT04CA
Retail
0.00
4,776,877
26,346

AZ
5.36000%
1-May-14
CCMT04CA
Mobile home park
0.00
4,644,000
20,743

WA
5.69000%
1-Jan-13
CCMT04CA
Retail
0.00
4,301,750
25,220

CT
5.93000%
1-Dec-13
CCMT04CA
Retail
0.00
4,300,279
25,885

CT
5.60000%
11-Apr-14
CCMT04CA
Mixed use
0.00
4,066,772
23,537

CA
5.97000%
1-Mar-16
CCMT04CA
Retail
0.00
4,065,774
24,503

CA
5.06000%
11-Mar-09
CCMT04CA
Office
0.00
4,040,462
24,112

VA
5.97000%
11-Apr-14
CCMT04CA
Retail
0.00
3,970,088
23,905

NC
5.25000%
1-Feb-11
CCMT04CA
Retail
0.00
3,955,556
22,088

TX
4.70000%
11-Mar-09
CCMT04CA
Multifamily
0.00
3,500,000
13,708
B

IL
5.99000%
1-Nov-13
CCMT04CA
Retail
0.00
3,435,799
22,529

MO
6.00000%
11-May-13
CCMT04CA
Office
0.00
3,254,050
19,635

NV
5.34000%
11-Apr-14
CCMT04CA
Retail
0.00
3,197,379
17,989

IL
5.24000%
11-Mar-14
CCMT04CA
Retail
0.00
2,970,642
16,548

VA
6.02000%
1-Jan-14
CCMT04CA
Retail
0.00
2,835,711
18,591

WA
5.98000%
1-Mar-14
CCMT04CA
Retail
0.00
2,414,719
14,568

AL
6.23000%
11-May-14
CCMT04CA
Retail
0.00
2,377,922
15,802

CA
5.41000%
1-Jan-11
CCMT04CA
Mobile home park
0.00
2,322,358
13,211

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
4.27650%
1-Mar-10
CCMT04CB
0.00
2,956,866
74,133
20b
1,180,347,717
6,222,890
0
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Dec-04
17-Dec-04
18-Nov-04
18-Jan-05
30-Nov-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

15-Dec-2004 - 10:15 (R065-R114) (c) 2004 LaSalle Bank N.A.